 EXHIBIT 10.8

                                 FOURTH AMENDMENT TO
                             PURCHASE AND SALE AGREEMENT


         THIS FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT ("Fourth Amendment") is entered into as of August 20, 1997 by and between Meridian Industrial Trust, Inc., a Maryland corporation ("Buyer"), and The Prudential Insurance Company of America, a New Jersey corporation ("Seller").

                                       RECITALS

         A. Buyer and Seller entered into that certain Purchase and Sale Agreement dated as of May 29, 1997, that certain First Amendment thereto dated as of July 7, 1997, that certain Second Amendment thereto dated July 22, 1997, and that certain Third Amendment thereto dated August 5, 1997 (collectively, the "Agreement"), for the purchase and sale of real property designated "INDUSTRIAL PACKAGE SALE - MICHIGAN, LOUISIANA, AND VIRGINIA", as more particularly described on Exhibit A to the Agreement, together with certain personal property, lease interests and intangible property, all as more particularly described in the Agreement.

         B. Buyer and Seller now desire to modify the Agreement as provided herein.

         C. Capitalized terms in this Fourth Amendment not defined herein shall have the meanings ascribed to them in the Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, Buyer and Seller agree as follows:

         1. DUE DILIGENCE PERIOD. The expiration date of the Due Diligence Period is extended from August 20, 1997 to and including August 26, 1997.

         2. CONFLICT IN TERMS. In the event of any conflict or inconsistency between the terms and conditions of this Fourth Amendment and the terms and conditions of the Agreement, the terms and conditions of this Fourth Amendment shall govern and control the rights and obligations of the parties hereto.

         3. EFFECT OF FOURTH AMENDMENT. Except as expressly modified herein, all terms and conditions of the Agreement remain unmodified and in full force and effect.

         4. COUNTERPARTS. This Fourth Amendment may be executed in one or more counterparts, each of which may be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. This Fourth Amendment may be executed via telecopied signatures with original signatures to follow.

         IN WITNESS WHEREOF, Buyer and Seller have executed this Fourth Amendment as of the date first above written.

                                  BUYER

                                  MERIDIAN INDUSTRIAL TRUST, INC.,
                                  a Maryland corporation

                                  By:
                                       ------------------------------

                                       Robert A. Dobbin
                                  Its: Secretary


                                  SELLER

                                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation


                                  By:
                                       ------------------------------
                                       Bernard C. Buchholz
                                  Its: Vice President

                                  FIFTH AMENDMENT TO
                             PURCHASE AND SALE AGREEMENT


         THIS FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT ("Fifth Amendment") is entered into as of September 5, 1997 by and between Meridian Industrial Trust, Inc., a Maryland corporation ("Buyer"), and The Prudential Insurance Company of America, a New Jersey corporation ("Seller").

                                       RECITALS

         A. Buyer and Seller entered into that certain Purchase and Sale Agreement dated as of May 29, 1997, that certain First Amendment thereto dated as of July 7, 1997, that certain Second Amendment thereto dated July 22, 1997, that certain Third Amendment thereto dated August 5, 1997, and that certain Fourth Amendment thereto dated August 20, 1997 (collectively, the "Agreement"), for the purchase and sale of real property designated "INDUSTRIAL PACKAGE SALE - MICHIGAN, LOUISIANA, AND VIRGINIA", as more particularly described on Exhibit A to the Agreement, together with certain personal property, lease interests and intangible property, all as more particularly described in the Agreement.

         B. Buyer and Seller now desire to modify the Agreement as provided herein.

         C. Capitalized terms in this Fifth Amendment not defined herein shall have the meanings ascribed to them in the Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, Buyer and Seller agree as follows:

         1. DUE DILIGENCE PERIOD. The expiration date of the Due Diligence Period is extended from September 5, 1997 to and including September 15, 1997.

         2. CONFLICT IN TERMS. In the event of any conflict or inconsistency between the terms and conditions of this Fifth Amendment and the terms and conditions of the Agreement, the terms and conditions of this Fifth Amendment shall govern and control the rights and obligations of the parties hereto.

         3. EFFECT OF FIFTH AMENDMENT. Except as expressly modified herein, all terms and conditions of the Agreement remain unmodified and in full force and effect.

         4. COUNTERPARTS. This Fifth Amendment may be executed in one or more counterparts, each of which may be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. This Fifth Amendment may be executed via telecopied signatures with original signatures to follow.

         IN WITNESS WHEREOF, Buyer and Seller have executed this Fifth Amendment as of the date first above written.

                                  BUYER

                                  MERIDIAN INDUSTRIAL TRUST, INC.,
                                  a Maryland corporation


                                  By:
                                       ------------------------------
                                       Jaime Suarez
                                  Its: Vice President


                                  SELLER

                                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation


                                  By:
                                       ------------------------------
                                       Bernard C. Buchholz
                                  Its: Vice President

                                  SIXTH AMENDMENT TO
                             PURCHASE AND SALE AGREEMENT


         THIS SIXTH AMENDMENT TO PURCHASE AND SALE AGREEMENT ("Sixth Amendment") is entered into as of September 8, 1997 by and between Meridian Industrial Trust, Inc., a Maryland corporation ("Buyer"), and The Prudential Insurance Company of America, a New Jersey corporation ("Seller").

                                       RECITALS

         A. Buyer and Seller entered into that certain Purchase and Sale Agreement dated as of May 29, 1997, that certain First Amendment thereto dated as of July 7, 1997, that certain Second Amendment thereto dated July 22, 1997, that certain Third Amendment thereto dated August 5, 1997, that certain Fourth Amendment thereto dated August 20, 1997, and that certain Fifth Amendment thereto dated September 5, 1997 (collectively, the "Agreement"), for the purchase and sale of real property designated "INDUSTRIAL PACKAGE SALE - MICHIGAN, LOUISIANA, AND VIRGINIA", as more particularly described on Exhibit A to the Agreement, together with certain personal property, lease interests and intangible property, all as more particularly described in the Agreement.

         B. Buyer and Seller now desire to modify the Agreement as provided herein.

         C. Capitalized terms in this Sixth Amendment not defined herein shall have the meanings ascribed to them in the Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, Buyer and Seller agree as follows:

         1. PURCHASE PRICE ADJUSTMENT. The total Purchase Price for the Property is reduced to Fifty-Nine Million Fifty-Five Thousand Six Hundred Ninety-Eight and No/100 Dollars ($59,055,605.00), and shall be allocated between the projects comprising the Property as set forth on EXHIBIT A attached hereto.

         2. LEASE ADJUSTMENT REIMBURSEMENT. Buyer acknowledges that the Purchase Price for the project identified as Huron (6)(16)[5] 17900 Woodland Drive on EXHIBIT A hereto has been reduced by the amount of Two Hundred Forty-One Thousand Four Hundred Thirteen and No/100 Dollars ($241,413.00) for the reason that Customized Transportation, Inc. has not renewed its existing Lease or entered into a new Lease at such project prior to Closing. In the event Customized Transport, Inc. either: (a) renews its existing Lease, or (b) executes a new Lease at such project, in either case for a term of not less than three (3) years at market rental rates, on or before the date that is five (5) months after the expiration of such existing Lease, Buyer shall reimburse the above amount to Seller, without interest, within thirty (30) days following execution of such Lease renewal or new Lease.

         3. DESIGNATED EMPLOYEES. Buyer and Seller hereby acknowledge and agree that the persons to be listed on EXHIBIT P to the Agreement, which persons comprise the "Designated

Employees" in accordance with Section 8.3.3 of the Agreement for all projects comprising the Property, are those persons set forth on EXHIBIT B attached hereto.

         4. ENVIRONMENTAL REPORTS OR SURVEYS. Buyer acknowledges that Seller has advised Buyer of the existence of those certain environmental reports or surveys relating to the Property listed on EXHIBIT C attached hereto, which replaces EXHIBIT Q to the Agreement.

         5. BUYER'S AUDIT RIGHTS. The second sentence of Section 14.16 of the Agreement is hereby amended to replace the reference therein to "EXHIBIT Q" with "EXHIBIT R".

         6. ASSIGNMENT OF OPERATING AGREEMENTS. Notwithstanding the terms and provisions of those certain Assignments of Operating Agreements to be executed by Buyer and Seller with respect to each project comprising the Property (the "Assignments") pursuant to the Agreement, Seller and Buyer hereby agree that only those operating agreements set forth on SCHEDULE A to any such Assignment that are cancellable upon thirty (30) days' notice shall be assigned by Seller and assumed by Buyer pursuant to any such Assignment. The assignment and assumption of any operating agreement listed on any such SCHEDULE A which is not so cancellable shall be void AB INITIO. The terms and provisions of this Paragraph 6 of this Sixth Amendment shall survive the Closing.

         7. DIRECTED CONVEYANCE. As an accommodation to Buyer, Seller shall at Closing convey those projects comprising a portion of the Property, designated on EXHIBIT A hereto as "Cypress Business Center," "Riverbend Office/Service Center," "Riverbend Warehouse #2," and "Riverbend Warehouse #1," to EASTGROUP PROPERTIES, L.P., a Delaware limited partnership ("Eastgroup"), and Escrow Agent shall provide for execution of the closing/settlement statements for such projects by Buyer, Seller and Eastgroup.

         8. CONFLICT IN TERMS. In the event of any conflict or inconsistency between the terms and conditions of this Sixth Amendment and the terms and conditions of the Agreement, the terms and conditions of this Sixth Amendment shall govern and control the rights and obligations of the parties hereto.

         9. EFFECT OF SIXTH AMENDMENT. Except as expressly modified herein, all terms and conditions of the Agreement remain unmodified and in full force and effect.

         10. COUNTERPARTS. This Sixth Amendment may be executed in one or more counterparts, each of which may be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. This Sixth Amendment may be executed via telecopied signatures with original signatures to follow.

         IN WITNESS WHEREOF, Buyer and Seller have executed this Sixth Amendment as of the date first above written.

                                  BUYER

                                  MERIDIAN INDUSTRIAL TRUST, INC.,
                                  a Maryland corporation


                                  By:
                                       ------------------------------
                                       Robert A. Dobbin
                                  Its: Secretary


                                  SELLER

                                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation


                                  By:
                                       ------------------------------
                                       Bernard C. Buchholz
                                  Its: Vice President

                              PURCHASE PRICE ALLOCATIONS



    PROPERTY/PROJECT                                  PRICE ($)


Southfield Commercial                                3,569,224
Huron (6)(16)[5] 17900 Woodland Drive*               3,317,438
Huron (26)(11)[25] 17757 Woodland Drive*             2,597,956
Huron (27)(8)[26] 17608 Commerce Drive*              1,882,351
Westhills Commerce                                   2,682,027
H&J Industrial                                       2,752,198
Parkway Center                                       6,928,256
Cypress Point Business Center                        2,207,659
Riverbend Office/Service Center                      2,257,946
Riverbend Warehouse #2                               5,820,356
Riverbend Warehouse #1                              12,072,621
North Run III                                        4,959,072
North Run IV                                         8,008,594
                                                     ---------

                                           Total    59,055,698


*  [ ] refers to future plat number


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